COMPOSITE DEFERRED VARIABLE ACCOUNT,
                       FLEXIBLE PREMIUM DEFERRED VARIABLE
                                ANNUITY CONTRACT

                                      AND

                        COMPOSITE DEFERRED SERIES, INC.

                       SUPPLEMENT DATED DECEMBER 18, 1995
                     TO THE PROSPECTUS DATED APRIL 28, 1995

               The Northwest 50 Portfolio has been renamed
               Northwest Portfolio and the method of
               achieving its fundamental investment objective has been changed to allow investments to be selected without considering the Northwest 50 (R) Index.

               The Portfolio's objective is long-term growth of capital. All common stocks will be selected from companies, including real estate investment trusts, located or doing business in the Northwest. In addition, at least 65% of its total assets will be invested in companies whose principal executive offices are located in the Northwest.